UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No.          )

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Soliciting Material Pursuant to Section 240.14a-12

Salient Midstream & MLP Fund

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SALIENT MIDSTREAM & MLP FUND

4265 San Felipe, 8th Floor

Houston, Texas 77027

May 14, 2021

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Salient Midstream & MLP Fund (the “Fund”), which will be held at the principal office of the Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on Friday, June 25, 2021 at 3:00 p.m. (Central Daylight Time). At this meeting you will be asked to consider the re-election of two Trustees.

The Board of Trustees of the Trust (the “Board”) is asking shareholders to approve the re-election of Jonathan P. Carroll and Julie Allecta. Mr. Carroll has been a Trustee since the Fund’s inception, and Ms. Allecta has been a Trustee since 2018. They are both currently serving in such capacity and have each consented to serve as a Trustee if elected.

The enclosed proxy statement contains additional information.

We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope or to vote by telephone or Internet as included in the instructions on your proxy card as soon as possible to assure that your shares are represented at the meeting.

We appreciate your participation and prompt response in this matter. If you should have any questions regarding the proposals, or to quickly vote your shares, please call Okapi Partners LLC, our proxy solicitor, toll-free at (888) 785-6617. Thank you for your continued investment in the Fund.

Sincerely,

/s/ Gregory A. Reid Gregory A. Reid President and Chief Executive Officer

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the annual meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card or vote by telephone or Internet following the instructions on your proxy card as soon as possible. You may withdraw your proxy if you attend the annual meeting and desire to vote in person.

SALIENT MIDSTREAM & MLP FUND

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Friday, June 25, 2021: The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available at www.OkapiVote.com/SMM.

The Annual Meeting of Shareholders of Salient Midstream & MLP Fund, a Delaware statutory trust (the “Fund”), will be held at the principal offices of the Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on Friday, June 25, 2021 at 3:00 p.m. (Central Daylight Time), for the following purposes:

(1)	To re-elect two Class III Trustees.

(2)	To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

The Board of Trustees has fixed the close of business on May 12, 2021 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Trustees

/s/ Kristen Bayazitoglu Kristen Bayazitoglu Secretary

May 14, 2021

Houston, Texas

IMPORTANT

Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense to the Fund of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience. Alternatively, you may vote by telephone or Internet as set forth on your proxy card.

SALIENT MIDSTREAM & MLP FUND

4265 San Felipe, 8th Floor

Houston, Texas 77027

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of the Annual Meeting of Shareholders of Salient Midstream & MLP Fund (the “Fund”), to be held June 25, 2021, for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund (collectively the “Board” and individually each a “Trustee”), and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund’s Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. If you attend the meeting in person, please be prepared to present photo identification. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the re-election of each Trustee. This proxy material will be first sent to shareholders on or about May 14, 2021.

The Board has fixed the close of business on May 12, 2021 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of May 12, 2021, there were 17,722,448 Common Shares of beneficial interest, $.01 par value per share (“Common Shares”), of the Fund outstanding. As of April 1, 2021, to the Fund’s knowledge, the Trustees and executive officers of the Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

As of December 31, 2020, to the Fund’s knowledge, only the below shareholders beneficially owned more than 5% of the outstanding shares of the Fund.

Name and Address of Beneficial Owner	Percent of Outstanding Shares Beneficially Owned[1]
First Trust Advisors LP 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	19.20%

1Ownership percentages reflect the aggregate amount owned by each named group on behalf of all entities within their group. The Fund has no knowledge of a single shareholder entity holding more than 5% of outstanding shares.

The Board knows of no business other than that mentioned in Item 1 of the Notice of Annual Meeting of Shareholders which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

PROPOSAL 1. RE-ELECTION OF TRUSTEES

The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least three and no greater than twenty five. The Board will fix the appropriate number of Trustees from time to time. The Declaration of Trust further provides that the Board shall be divided into three classes. The term of office of the Class III Trustees expires on the date of the 2021 Annual Meeting, and the terms of office of the Class I and Class II Trustees will expire one and two years thereafter, respectively. Accordingly, each of the current Class III Trustees is proposed for re-election. Class III Trustees will be re-elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of the Fund.

Proxies will be voted for the re-election of Jonathan P. Carroll and Julie Allecta as Class III Trustees.

Each of the proposed Class III Trustees is currently serving as a Trustee and has consented to continue to so serve. In the event that a proposed Class III Trustee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board may recommend. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement. The two proposed Class III Trustees receiving the highest number of votes cast will be elected, as long as a quorum is present at the meeting. No proposed Class III Trustee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any proposed Class III Trustee have an interest materially adverse to the Fund.

The Class I Trustees serving until the 2022 Annual Meeting are A. John Gambs and Haig G. Mardikian. The Class II Trustees serving until the 2023 Annual Meeting are Gregory A. Reid and Dr. Bernard A. Harris, Jr.

The proposed Class III Trustees and the Fund’s current Class I and Class II Trustees and their principal occupations for at least the last five years are as follows:

CLASS III TRUSTEES PROPOSED FOR RE-ELECTION

Name and Year of Birth	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Salient Fund Complex Overseen by Trustee(1)	Other Directorships During the Past 5 Years**

	INDEPENDENT TRUSTEES

Jonathan P. Carroll Year of Birth: 1961	Trustee (since inception)	President, Lazarus Capital LLC (since 2006); President, Lazarus Energy Holdings, LLC (since 2006); President and CEO, Blue Dolphin Energy Company (since 2012); President and Director, Starlight Relativity Acquisition Company, LLC (since 2019); President and Director, The San Antonio Refinery LLC (since 2019); President and Director, Lazarus San Antonio Refinery LLC (since 2019); private investor (since 1988).	6	Salient Private Access Funds (investment companies) (four funds) (2004-2021); Endowment PMF Funds (investment companies) (three funds) (2014-2021); Salient MF Trust (investment company) (two funds) (since 2012); Forward Funds (investment company) (three funds) (since 2015); LRR Energy, L.P. (LRE) (energy company) (2014-2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Starlight Relativity Acquisition Company, LLC (Investment Company) (since 2019); The San Antonio Refinery LLC (energy company) (since 2019); Lazarus San Antonio Refinery LLC (energy company) (since 2019).

Name and Year of Birth	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Salient Fund Complex Overseen by Trustee(1)	Other Directorships During the Past 5 Years**

	INDEPENDENT TRUSTEES

Julie Allecta Year of Birth: 1946	Trustee (since 2018)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999-2009); Trustee, Litman Gregory Funds Trust (since 2013); Member of Executive Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (2007-2017).	6	Litman Gregory Funds Trust (since 2013); Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (three funds) (since 2012).

A. John Gambs Year of Birth: 1945	Trustee (since 2018); Audit Committee Chairperson (since 2018)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011-2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006-2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006-2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011-2016); Member, Board of Governors San Francisco Symphony (since 2001) and Vice President (2018-2020); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988-1996); President and Director, Gambs Family Foundation (1997-2010).	6	Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (three funds) (since 2012).

Name and Year of Birth	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Salient Fund Complex Overseen by Trustee(1)	Other Directorships During the Past 5 Years**

	INDEPENDENT TRUSTEES

Haig G. Mardikian Year of Birth: 1947	Trustee (since 2018); Chairman of the Board (since 2020)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983-2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983-2001); Trustee of the International House of UC Berkeley (2001-2007); Director of the Downtown Association of San Francisco (1982-2006); Director of the Market Street Association (1982-2006); Trustee of Trinity College (1998-2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997-2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006-2010); Director of Near East Foundation (since 2007).	6	Salient MF Trust (investment company) (two funds) (since 2015); Forward Funds (investment company) (three funds) (since 1998); Chairman and Director of SIFE Trust Fund (1978-2001).

		CLASS II TRUSTEES

Name and Year of Birth	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Salient Fund Complex Overseen by Trustee(1)	Other Directorships During the Past 5 Years**

		INTERESTED TRUSTEE*

Gregory A. Reid* Year of Birth: 1965	Trustee (since 2020); President and Chief Executive Officer (since inception)	President and Chief Executive Officer, Salient Midstream & MLP Fund (since inception); President, MLP Complex, Salient, (since 2011).	6	Forward Funds (investment company) (three funds) (since 2020); Salient MF Trust (investment company) (two funds) (since 2020)
		INDEPENDENT TRUSTEE

Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Trustee (since inception)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); CEO, National Math and Science Initiative (non-profit) (since 2018); President and Founder, The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986-1996).	6	Salient Private Access Funds (investment companies) (four funds) (2009-2021); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative (since 2008); Communities in Schools (since 2007); American Telemedicine Association (2007-2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004-2016); The Harris Foundation, Inc. (since 1998); Salient MF Trust (investment company) (two funds) (since 2012); Forward Funds (investment company) (three funds) (since 2015).

*        This person’s status as an “interested” Trustee arises from his affiliation with the Fund’s investment advisor, Salient Capital Advisors, LLC, a Texas limited liability company (“SCA” or the “Advisor”). “Salient” collectively refers to SCA and its other affiliates, including SCA’s manager, Salient Capital Management, LLC, a Delaware limited liability company (“SCM”), and SCA’s parent company, Salient Partners, L.P., a Delaware limited partnership (“SPLP”).

**        This column includes only directorships of companies required to report to the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(1)        The Fund Complex for the purposes of this table consists of five (5) open-end funds in the Salient MF Trust and the Forward Funds (each, a “Trust”), with the series of each Trust being advised by either the Advisor or an affiliate of the Advisor; and the Fund.

Share Ownership by Trustee

The following table sets forth the dollar range of the Fund’s common shares beneficially owned by Trustees and equity securities beneficially owned by Trustees in other investment companies overseen by the Trustees within the same family of investment companies, as of April 1, 2021.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Family of Investment Companies (1)(2)
Independent Trustees
Julie Allecta	None	Over $100,000
Jonathan P. Carroll	$10,0001-$50,000	$10,0001-$50,000
A. John Gambs	None	Over $100,000
Dr. Bernard A. Harris	None	None
Haig G. Mardikian	None	Over $100,000
Trustees who are “Interested Persons” (2)
Gregory A. Reid	$10,001 - $50,000	Over $100,000

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of investments made by Salient beneficially owned and personal investments.

Board Meetings and Committees

The Fund’s business and affairs are managed under the direction of the Board, including the duties performed by the Advisor pursuant to the Fund’s investment management agreement. Among other things, the Trustees set broad policies for the Fund, approve the appointment of the Advisor, administrator and officers, and approve the engagement (upon recommendation of the Audit Committee), and review the performance, of the Fund’s independent registered public accounting firm. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund.

As part of each regular Board meeting, the Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each such Trustee an “Independent Trustee”), meet separately from the Advisor and on a regular basis, and, as part of at least one Board meeting each year, with the Fund’s Chief Compliance Officer (the “CCO”). The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

Under the Fund’s By-Laws, the Board may designate a Chairman to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent

Trustee and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Fund and its shareholders.

Presently, Haig G. Mardikian serves as Chairman of the Board and Gregory A. Reid serves as President and Chief Executive Officer of the Fund. As Chairman of the Board, Mr. Mardikian serves as Lead Independent Trustee of the Fund and presides at meetings of the Trustees. In this capacity, he serves as liaison between the Independent Trustees and the Officers of the Fund and the Advisor, and performs such other duties as the Independent Trustees shall from time to time determine. The Fund believes that Mr. Mardikian’s experience serving as chairman of other funds in the Fund Complex qualifies him to serve as Chairman of the Board. Similarly, the Fund believes that Mr. Reid’s experience with Salient’s investment platform and extensive experience in the field of energy-related investments qualifies him to serve as President and Chief Executive Officer of the Fund. The Board has determined that the composition of the Audit and Nominating Committees, consisting entirely of Independent Trustees, are appropriate means to address any potential conflicts of interest that may arise from the President and Chief Executive Officer’s status as an interested trustee of the Fund. The Board believes that this Board leadership structure—a separate Chairman of the Board and a Chief Executive Officer—is the optimal structure for the Fund at this time. Since the Chairman serves as the Lead Independent Trustee, and the President is directly involved in managing both the day-to-day operations and long-term strategy of the Fund, the Board has concluded that this structure allows for efficient and effective communication with the Board.

The Board oversees the services provided by the Advisor, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Fund’s activities, including regarding the Fund’s investment portfolio and its financial accounting and reporting. The Compliance Committee and the Board also meet formally at least quarterly with the CCO, and informally more frequently, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Audit Committee’s meetings with the Fund’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically, and at least quarterly, with representatives of the Fund and the Advisor to receive reports regarding the management of the Fund, including certain investment and operational risks, and the Independent Trustees are encouraged to communicate directly with the Advisor’s senior management.

The Fund believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and that the Advisor has a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund, the Board, or Salient, its affiliates or other service providers.

The Declaration of Trust provides that an individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination and not under legal disability. In addition, although the Charter of the Nominating Committee does not set forth any specifically required qualifications, it does set forth certain factors that the Nominating Committee may take into account in considering Independent Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Nominating Committee considers when concluding that an individual should serve on the Board are the following: (i) public or private sector stature sufficient to instill confidence; (ii) high personal and professional integrity; (iii) good business sense; (iv) able to commit the necessary time to prepare for and attend meetings; (v) not financially dependent on Trustee retainer and meeting fees; (vi) general understanding of financial issues, investing, financial markets and technology; (vii) general understanding of balance sheets and operating statements; (viii) first-hand knowledge of investing; (ix) experience in working in highly regulated and complex legal framework; (x) demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship; (xi) ability to be critical, but not confrontational; (xii) demonstrated ability to contribute to Board and committee process; (xiii) ability to consider diverse issues and make timely, well-informed decisions; (xiv) familiarity with the securities industry; and (xv) qualification as an “Audit Committee Financial Expert.” All equally qualified candidates will be treated equally in consideration by the Nominating Committee.

The Board believes that each Trustee has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as the Fund’s Trustees in light of the Fund’s business and structure. Each of the Trustees has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, all of the Independent Trustees have served as a member of the board of other funds advised by Salient and its affiliates, other funds, public companies, or non-profit entities or other organizations. They therefore have substantial boardroom experience and, in their service to the Fund, have gained substantial insight as to the Fund’s operation and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders.

In addition to the information provided in the charts above, certain additional information regarding the Trustees and their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to shareholder interests.

Julie Allecta — Ms. Allecta has professional experience in the legal field. The Board also benefits from her experience as a member of the board of other funds.

Jonathan P. Carroll — Through his experience as the executive of business enterprises, Mr. Carroll contributes experience in overseeing financial and investment organizations to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

A. John Gambs — Mr. Gambs has served as a trustee to other mutual fund complexes and philanthropic organizations. Mr. Gambs also has professional experience in the fields of finance and financial services. The Board also benefits from his experience as a member of the board of other funds.

Dr. Bernard A. Harris — Through his experience as a senior officer of and board member of financial and other organizations, Dr. Harris contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies.

Haig G. Mardikian — Mr. Mardikian has served as a trustee of numerous educational, philanthropic, and professional organizations. Mr. Mardikian also has professional experience in the fields of real estate investment and broadcasting. The Board also benefits from his experience as a member of the board of other funds.

Gregory A. Reid — Through his experience as a senior officer of various asset management firms, Mr. Reid has over twenty years of experience investing in MLPs and Energy Infrastructure Companies dating back to his employment at Goldman Sachs in 1995. Prior to joining SPLP, Mr. Reid served as the Founder and CEO of Salient Capital Advisors, LLC, a Texas limited liability company (“SCA”), then known as RDG Capital LLC, a Houston-based asset management firm specializing in MLP and Energy Sector investments.

During the fiscal year ended November 30, 2020, the Board met four times. The Board has four formal standing committees, including the Nominating Committee, the Compliance Committee, the Valuation Committee and the Audit Committee. During such period, the Nominating Committee met four times, the Compliance Committee met four times with the CCO, the Valuation Committee met four times, and the Audit Committee met four times. Each Trustee attended all of the Board and Committee meetings on which he or she serves. Each Committee of the Board of the Fund is comprised of only Independent Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of the Board.

Ms. Allecta, Messrs. Carroll, Gambs, and Mardikian, and Dr. Harris are members of the Audit Committee. The Board has designated Mr. Gambs, an Independent Trustee, as the Fund’s Audit Committee Financial Expert. Each Audit Committee member is independent under applicable listing standards of the New York Stock Exchange. The primary purposes of the Audit Committee are to (i) oversee the Fund’s accounting and financial reporting policies and practices, and their internal controls and procedures; and (ii) oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof. To carry out such purposes, the Audit Committee has a number of duties and responsibilities, each of which is set forth in the Audit Committee Charter adopted by the Board, a copy of which is attached as Exhibit A. The Audit Committee’s Report is set forth below under “Additional Information.”

The Board has formed a Compliance Committee that is responsible for meeting with the Fund’s CCO to review matters relating to compliance with the federal securities laws. The Committee meets at least annually with the CCO without the presence of management to discuss issues arising, among other things, under the Fund’s compliance program and operations. Ms. Allecta and Messrs. Carroll, Gambs, and Mardikian, and Dr. Harris, each an Independent Trustee, constitute the Compliance Committee. Mr. Carroll is the chair of the Compliance Committee.

The Board’s Valuation Committee is responsible for overseeing the Fund’s valuation policy, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Advisor’s Valuation Committee of the Fund’s valuation policy and procedures. Ms. Allecta, Mr. Carroll, and Dr. Harris, each an Independent Trustee, constitute the Board’s Valuation Committee. Dr. Harris is the chair of this Committee.

In addition, the Board has authorized the establishment of the Advisor’s Valuation Committee consisting of officers of the Fund and representatives of the Advisor. The Advisor’s Valuation Committee is not a Board committee. The function of the Advisor’s Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Advisor’s Valuation Committee by the Advisor or the administrator. The Advisor’s Valuation Committee has been assigned to act in accordance with the Fund’s valuation procedures as approved by the Board and to report to the Board and the Board Valuation Committee. Changes in its membership are subject to Board notification. The Board Valuation Committee reviews matters arising from considerations of the Advisor’s Valuation Committee.

As discussed above, the Board has formed a Nominating Committee that recommends nominations for new membership on the Board. It evaluates candidates’ qualifications for Board membership and, with respect to new candidates for positions as Independent Trustees, their independence from the Advisor and other principal service providers. The Committee meets as necessary to identify and evaluate candidates for Trustee and to make its recommendations to the Board. The Nominating Committee is composed of Messrs. Carroll and Gambs and Dr. Harris. Dr. Harris is the chair of this Committee.

While the Nominating Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Nominating Committee may consider and evaluate nominations properly submitted by common shareholders of the Fund. Nominations proposed by shareholders will be properly submitted for consideration by the Nominating Committee only if a shareholder submits a nomination in accordance with the procedures set forth in the charter of the Nominating Committee. It is in the Nominating Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Communications with the Board of Trustees

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board, the Chairperson of any Committee of the Board or to the Independent Trustees as a group, at the following address: 4265 San Felipe, 8th Floor, Houston, Texas 77027, c/o the Secretary of the Fund.

Remuneration of Trustees

The Trustees of the Fund may also serve as Trustees of other registered investment companies in the Fund Complex managed by the Advisor and its affiliates, including Salient MF Trust and Forward Funds (together with the Fund, the “Trusts”). Each fund within the Trusts pays Independent Trustees an allocated portion of an annual retainer of $50,000 and Board meeting fees in the amount of $25,000 for attending the four quarterly meetings of the Board. Additionally, Independent Trustees may receive additional compensation for serving as the Independent Chairperson of the Board, serving as a committee chairperson, and for attending telephonic and informal meetings. Such compensation may vary depending on the number of meetings held throughout a year or committee service. There are currently five Independent Trustees. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Trust reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Trusts receive no compensation in such role.

The following table sets forth compensation paid to the Independent Trustees during the Fund’s last fiscal year. The Fund has no retirement or pension plans.

Name of Trustee	Aggregate Compensation from SMM	Total Compensation from SMM and Fund Complex
Julie Allecta	$6,108	$80,500
Jonathan P. Carroll	$6,486	$85,500
A. John Gambs	$6,524	$86,000
Dr. Bernard A. Harris, Jr.	$6,524	$86,000
Haig G. Mardikian	$7,280	$96,000

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RE-ELECTION

OF THE TWO PROPOSED CLASS III TRUSTEES.

NOTICE TO BANKS AND BROKER/DEALERS

The Fund has previously solicited all candidate and Broker-Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please call (888) 785-6617, send an email to info@okapipartners.com or forward such requests to Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10036.

ADDITIONAL INFORMATION

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements with Fund management. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended November 30, 2020 for filing with the SEC. As mentioned, the Audit Committee is currently comprised of Ms. Allecta, Messrs. Carroll, Gambs (Chair), and Mardikian, and Dr. Harris, each an Independent Trustee.

Auditors, Audit Fees and All Other Fees

KPMG LLP (“KPMG”), 191 W. Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as the independent registered public accounting firm of the Fund. KPMG is not expected to be present at the Annual Meeting, but has been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

The following table presents the aggregate fees billed for the Fund’s fiscal years ending November 30, 2019 and November 30, 2020 by the Fund’s independent registered public accounting firm for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods.

	11/30/20	11/30/19

Audit Fees	$76,500	$76,500

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$0	$0

All Other Fees(3)	$0	$0

Total	$76,500	$76,500

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the Fund’s independent registered public accounting firm other than audit, audit-related, and tax services.

No services described in the table above were approved by the Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the Fund’s Audit Committee at least annually. The Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Fund by the Fund’s independent registered public accounting firm for the Fund’s fiscal years ending November 30, 2019 and November 30, 2020; and (ii) the aggregate non-audit fees

(i.e., fees for audit-related, tax, and other services) billed for services rendered to SCA for the Fund’s fiscal years ending November 30, 2019 and November 30, 2020.

	11/30/20	11/30/19
Fund	$0	$0
SCA(1)	$0	$0

(1) The Advisor, as well as any of its affiliates that provide ongoing services to the Fund, are subsidiaries of SPLP.

The Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Advisor, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Fund

The officers of the Fund and their length of service are set forth below. The officers of the Fund hold indefinite terms of office. Because of their positions with Salient and their ownership of Salient stock, the officers of the Fund will benefit from the advisory fees paid by the Fund to SCA. Each officer affiliated with Salient may hold a position with other Salient entities that is comparable to his or her position with the Salient entity listed below.

Name and Year of Birth (1)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years

Gregory A. Reid Year of Birth: 1965	Trustee (since 2020); President and Chief Executive Officer (since inception)	President and Chief Executive Officer, Salient Midstream & MLP Fund (since inception); President, MLP Complex, Salient, (since 2011).

Thomas Dusenberry Year of Birth: 1977	Treasurer and Principal Financial Officer (since 2020)	Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient MF Trust; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Salient Midstream and MLP Fund; Treasurer and Principal Financial Officer (since 2020), Assistant Treasurer (April 2019-December 2019), Forward Funds; Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Salient Private Access Funds (four funds); Principal Financial Officer (2018-2021) and Treasurer (2020-2021), Endowment PMF Funds (three funds); Director of Fund Operations, Salient (2016-2021); Senior Vice President of Fund Accounting and Administration, Salient (since 2020); Vice President of Fund Accounting and Administration, Citi Fund Services Ohio, Inc. (2001-2016).

Name and Year of Birth (1)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years

Paul Bachtold Year of Birth: 1973	Chief Compliance Officer (since inception)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Funds (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient Private Access Funds (2010-2021); Chief Compliance Officer, Endowment PMF Funds (2014-2021); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Chief Compliance Officer, Salient MF Trust (since 2012).

Kristen Bayazitoglu Year of Birth: 1981	Secretary (since 2018)	Secretary, Forward Funds (since 2018); Secretary, Salient MF Trust (since 2018); Secretary, Salient Midstream & MLP Fund (since 2018); Vice President, Forward Funds (2017-2018); Vice President, Salient MF Trust (2017-2018); Vice President, Salient Midstream & MLP Fund (2017-2018); Chief Operating Officer, Salient Partners, L.P. (since 2017); Vice President, Salient Private Access Funds (2017-2021); Vice President, Endowment PMF Funds (2017-2021); Vice President of Operations, Salient Partners, L.P. (March 2012-June 2017).

(1) As of May 12, 2021, the business address of each officer is c/o Salient Midstream & MLP Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027.

Investment Advisor

SCA, with its principal office at 4265 San Felipe, 8th Floor, Houston, Texas 77027, serves as the investment advisor of the Fund.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of the Fund will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person, by telephone, Internet or facsimile by officers of the Fund, by personnel of SCA or of the Fund’s administrator and transfer agent, or by broker-dealer firms. The Fund has retained Okapi Partners LLC, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Fund shareholders may receive a telephone call from Okapi Partners LLC asking them to vote. The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers, by SCA personnel, or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by telephone, Internet, facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their candidates, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $28,600.

All proxy cards solicited by the Board that are properly executed and received by the Secretary (via mail, telephone or electronic transmission) prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification of candidates is made on the proxy card, all shares held by such shareholder shall be voted equally in favor of all candidates. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist the Fund in obtaining a quorum but will have no effect on the outcome of the proposed re-election of the proposed Class III Trustees or any other proposal properly brought before the meeting.

A quorum requires the presence, in person or by proxy, of thirty-three and one-third percent of the outstanding shares of the Fund entitled to vote. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of the Fund in favor of the Proposal set forth in the Notice of this meeting are not received by June 25, 2021, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned, or may be called by the chairman of the meeting. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund. If any of the proposed candidates for re-election as Class III Trustees are not elected by shareholders, the current Trustees may consider other courses of action.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms received by the Fund, all of the Trustees and officers of the Fund, SCA and its affiliates, and any person who owns more than ten percent of the Fund’s outstanding securities have made all filings required under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding ownership of shares of the Fund for the Fund’s fiscal year ended November 30, 2020.

The Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should call (800) 809-0525 or write to the Fund c/o 4265 San Felipe, 8th Floor, Houston, Texas 77027. Shareholder reports are also available on the Fund’s website, http://www.salientpartners.com/funds/mlp-midstream.html.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Fund’s 2022 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or a shareholder nomination of a Trustee for election must be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business January 6, 2022. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included. Shareholder proposals submitted outside the processes of Rule 14a-8 under the Exchange Act will be considered untimely if received after January 6, 2022.

SALIENT MIDSTREAM & MLP FUND

May 12, 2021

EXHIBIT A

AUDIT COMMITTEE CHARTER

of

SALIENT MF TRUST

FORWARD FUNDS

SALIENT MIDSTREAM & MLP FUND

The provisions in this Audit Committee Charter (the “Charter”) apply to Salient MF Trust, Forward Funds and Salient Midstream & MLP Fund, each a Delaware statutory trust (collectively, the “Trusts”), and each of their respective series (collectively, the “Funds”).

Statement of Purpose

1.	The primary purposes of the Audit Committee are:

(a)	to oversee the Trusts’ accounting and financial reporting policies and practices, and their internal controls and procedures; and

(b)	to oversee the quality and objectivity of the Trusts’ and each respective Fund’s financial statements and the independent audit thereof.

2.

The Audit Committee shall have unrestricted access to the Trusts’ Board of Trustees (“Board”), the independent registered public accounting firm (“independent auditors”), and the executive and financial management of the Trusts. The independent auditors ultimately are accountable to the Audit Committee and the Board.

3.

The Audit Committee performs its functions under this Charter on the basis of information provided to it, without independent verification, by officers of the Trusts, service providers to the Trusts and the Funds (including the investment advisers), legal counsel to the Trusts or to the independent Board members, and the independent auditors. The Audit Committee is entitled to rely on the accuracy of financial and other information provided to it by such persons or entities, absent actual knowledge to the contrary. The Trusts’ management is responsible for maintaining appropriate systems for accounting and internal controls and procedures and is responsible for the Trusts’ and each Fund’s financial statements. The independent auditors are responsible for conducting an audit of the Funds’ financial statements in accordance with professional standards and for reporting to the Audit Committee all required communications as described below including, but not limited to, any significant deficiencies and/or material weaknesses noted during the audit.

Structure of the Audit Committee

4.	The Audit Committee shall be composed of at least two Board members, each of whom:

(a)	is not an “interested person” of the Trusts (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended); and

(b)	shall not accept any consulting, advisory or other compensatory fees from the Trusts other than in his or her capacity as a member of the Audit Committee, the Board, or any other Board committee.

5.

In accordance with the Securities and Exchange Commission’s (“SEC”) safe harbor rule for “audit committee financial experts,” no Audit Committee member designated as an “audit committee financial expert” shall (i) be deemed an “expert” for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed beyond those imposed on a member of the Board or the Audit Committee not so designated. Additionally, designation of an Audit Committee member as an “audit committee financial expert” shall in no way affect the duties, obligations or liability of any member of the Audit Committee, or the Board, not so designated.

6.	The Audit Committee members may select from their number a chairperson.

Duties and Responsibilities

7.	To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a)

to select and decide on the engagement, retention, termination, and compensation of the Trusts’ independent auditors, and, in connection therewith, to make any appropriate recommendation relating to such engagement, retention, termination, and compensation to the Board, evaluate the independence of the independent auditors, and request that the independent auditors submit periodically a written statement delineating all relationships between the Trusts, the Funds, and any other entities within the investment company complex, and the independent auditors, consistent with SEC and Public Company Accounting Oversight Board (“PCAOB”) regulations and standards or any such successor provision;[1]

(b)

to actively engage in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, including any violations of independence standards issued by the SEC and PCAOB;

1     PCAOB’s Rule 3526: Communication With Audit Committees Concerning Independence requires the independent auditors to (a) prior to accepting an initial engagement pursuant to the standards of the PCAOB: (1) describe, in writing, to the audit committee of the issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the potential audit client or persons in financial reporting oversight roles at the potential audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (a)(1) on the independence of the registered public accounting firm, should it be appointed the issuer’s auditor, and (3) document the substance of its discussion with the audit committee of the issuer, and (b) at least annually with respect to each of its issuer audit clients: (1) describe, in writing, to the audit committee of the issuer, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence, (2) discuss with the audit committee of the issuer the potential effects of the relationships described in subsection (b)(1) on the independence of the registered public accounting firm, (3) affirm to the audit committee of the issuer, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with Rule 3520, and (4) document the substance of its discussion with the audit committee of the issuer.

(c)	to consider the effect upon the Trusts of any changes in accounting principles or practices, including any changes proposed by the Trusts’ management or the independent auditors;

(d)	to administer the Code of Ethics for Principal Executive and Senior Financial Officers that the Trusts have adopted pursuant to requirements arising from the Sarbanes-Oxley Act of 2002;

(e)	to meet with the chief financial officer or other appropriate executive officers of the Trusts and with the Trusts’ and the Funds’ respective service providers as necessary;

(f)

to meet with the independent auditors prior to the commencement of the audit engagement to discuss the planning, timing, staffing of the audit and significant risks identified during their risk assessment procedures, and to obtain from the independent auditors a written representation to the effect that:

(i)	any Audit Partner[2] shall not have acted in such capacity for the Trusts in the Trusts’ seven previous fiscal years;

(ii)

any Audit Partner, after seven consecutive years in such capacity for the Trusts, if applicable, shall be subject to a two-year time out period pursuant to which such Audit Partner will not serve in such capacity to the Trusts;

(iii)	the independent auditors have appointed a Lead Audit and/or Concurring Audit Partner[3] who has not acted in either capacity for the Fund in the Trusts’ five previous fiscal years; and

2  “Audit Partner” as defined in Regulation S-X, Rule 2-01(f)(7)(ii) means (i) a partner or person in an equivalent position, other than a partner who consults with others on the audit engagement team during the audit, review, or attestation engagement regarding technical or industry-specific issues, transactions, or events, (ii) who is a member of the audit engagement team who has responsibility for decision-making on significant auditing, accounting, and reporting matters that affect the financial statements, or (iii) who maintains regular contact with management and the Audit Committee and includes the following: (a) the “Lead Audit Partner” as defined below; (b) the “Concurring Audit Partner” as defined below; (c) other audit engagement team partners who provide more than 10 hours of audit, review, or attest services in connection with the annual or interim consolidated financial statements of an investment company; and (d) other audit engagement team partners who serve as the lead partner in connection with any audit or review related to the annual or interim financial statements of a subsidiary of the investment company whose assets or revenues constitute 20% or more of the assets or revenues of the investment company’s respective consolidated assets or revenues.

3  “Lead Audit Partner” as defined in Regulation S-X, Rule 2-01(f)(7)(ii)(A) means the partner on the audit engagement team having primary responsibility for the audit or review. “Concurring Audit Partner” refers to the “Engagement Quality Reviewer” or “Engagement Quality Control Reviewer” as defined in Regulation S-X, Rule 2-01(f)(7)(ii)(B) and means the partner on the audit engagement team performing a quality review under applicable professional standards and any applicable rules of the SEC to evaluate the significant judgments and the related conclusions reached in forming the overall conclusion on the audit or review engagement, as well as additional assurance that the financial statements subject to the audit or review are in conformity with generally accepted accounting principles and the audit or review and any associated report are in accordance with generally accepted auditing standards and rules promulgated by the SEC or the PCAOB.

(iv)

a Lead Audit and/or Concurring Audit Partner, after five consecutive years in either capacity for the respective Trust, if applicable, shall be subject to a five-year time out period pursuant to which such Lead Audit and/or Concurring Audit Partner will not serve in either capacity to the Trusts.

(g)

to review and approve in advance any and all proposals by the Trusts’ management, the investment advisers or the independent auditors that relate to the Trusts, the respective Funds, the investment advisers, or their affiliated persons employment of the independent auditors to render audit services to the Trusts, including review of the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits;

(h)

to review and approve in advance any and all proposals under which the independent auditors would provide “permissible non-audit services”[4] to the Trusts, the Funds, or to the investment advisers (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by an investment adviser) or any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Trusts if those permissible non-audit services relate directly to the operations and financial reporting of the Trusts;[5]

(i)

the Audit Committee may appoint one or more of its members to act as its delegee in pre-approving audit and/or any permissible non-audit services (the “Delegee”). Any such approval by a Delegee shall be reported to the Audit Committee at its next scheduled meeting. The Delegee may also approve services which are determined by such member to be within the “de minimis exception” provided by rule or regulation;

(ii)	permissible non-audit services also may be pre-approved in accordance with policies and procedures adopted by the Board; and

4  “Permissible non-audit services” include any professional services, including tax services, provided to the Fund by the independent auditor, other than those provided in connection with an audit or review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

5  Pre-approval by the Audit Committee of certain “de minimis” permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its delegee(s).

(iii)

the Audit Committee shall communicate any pre-approval made by it or a Delegee to the Trusts’ management, who will ensure that the appropriate disclosure is made in the Trusts’ annual and semi-annual reports to shareholders, and other documents as required under the federal securities laws.

(i)

to consider whether the provision of any permissible non-audit services to the Funds’ investment advisers and their related parties by the independent auditors is compatible with maintaining the independent auditors’ independence;

(j)	to review the hiring of employees or former employees of the respective Trust’s independent auditors by the Funds’ investment advisers and their affiliates;

(k)

to meet at least annually with the Trusts’ independent auditors, including private meetings, (i) to review the results of the audit, the annual financial statements of the Trusts, any critical or significant accounting policies underlying the statements, and their presentation to the public in the annual report, Form N-CEN and Form N-CSR; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of the audit(s); (iii) to consider the independent auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and the Trusts’ management’s responses thereto; (iv) to review all non-audit services provided to any investment company complex (as defined in Regulation S-X, Rule 2-01(f)(14)) to which the Trusts belong that were not pre-approved by the Audit Committee; (v) to review all material written communications between Trust management and the independent auditors; (vi) to review all material accounting treatments discussed with Trust management, including the ramifications thereof and the treatment preferred by the independent auditors; (vii) to review the form of opinion the independent auditors propose to render to the Board and shareholders and (viii) to review any other information presented by the independent auditors pursuant to their obligations under PCAOB Auditing Standard 1301;

(l)

to receive information on and review the fees charged by the independent auditors for audit and non-audit services provided to the Trusts as well as permissible non- audit services provided to the investment adviser or any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Trusts if those services relate directly to the operations and financial reporting of the Trusts;

(m)

to investigate improprieties or suspected improprieties in the Trusts’ operations, including, but not limited to, any significant unusual transactions or evidence of fraud, whether or not material, that involves the Trusts’ management or other employees who have a significant role in the Trusts’ internal control over financial reporting;

(n)

to review with the Board, on a periodic basis, the Audit Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any Audit Committee member qualifies for designation by the Board as an “audit committee financial expert”[6];

(o)	to consider such other matters as the Board may request or the Audit Committee may deem appropriate in carrying out its duties; and

(p)	to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

Meetings

8.

The Audit Committee shall meet on a regular basis (and at least annually), and shall hold special meetings as it deems necessary. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or other similar means of communications.

9.

A majority of the Audit Committee’s members will constitute a quorum. Unless otherwise required by law, the decision of a majority of the members present and voting, at a meeting at which a quorum is present, will be determinative as to any matter submitted to a vote.

10.	The Audit Committee shall maintain minutes of its meetings, which shall be reported to the Board.

6    An “audit committee financial expert” is an individual who, in the determination of the Board has acquired the following attributes:

(i)     an understanding of generally accepted accounting principles and financial statements;

(ii)    the ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(iii)    experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv) an understanding of internal control procedures for financial reporting; and

(v) an understanding of audit committee functions.

An individual may have acquired these attributes through any of the following:

(i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

(ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

(iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

(iv) other relevant experience.

Instruction 2(b) to Item 3 of Form N-CSR.

Authority

11.

The Audit Committee shall have the resources to pay, as applicable, any fees to the independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services to the Trusts or the Funds, or engagements to provide any permissible non-audit services to the Trusts or the Funds.

12.

The Audit Committee shall have the resources and the authority to engage independent counsel and any other adviser as it deems necessary or appropriate to discharge its responsibilities. The Trusts shall provide for appropriate funding, as determined by the Audit Committee, for such counsel and advisers.

Charter Review and Amendments

13.	The Audit Committee shall review this Charter periodically and recommend any changes or amendments to the Board as necessary.

14.	This Charter may be amended by a vote of a majority of the Board.

Dated: May 22, 2012, as revised January 15, 2013, April 26, 2016, January 17, 2019 and

January 28, 2021.

I PROXY	Midstream & MLP Fund	PROXY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 25, 2021

4265 San Felipe, 8th Floor, Houston, Texas 77027

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE SALIENT MIDSTREAM & MLP FUND

The undersigned holder of Common Shares of beneficial interest of Salient Midstream & MLP Fund, a Delaware statutory trust (“the Fund”), hereby appoints Paul Bachtold and Kristen Bayazitoglu each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal offices of the Fund, 4265 San Felipe, 8th Floor, Houston, Texas 77027, on June 25, 2021 at 3:00 p.m. (Central Standard Time), and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE ON THIS PROXY TODAY!

Your Proxy Vote is important!

EASY WAYS TO VOTE YOUR PROXY:

1.

Call Okapi Partners toll-free at: (888) 785-6617 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 5:00 PM (EST).

OR

2.	Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE TWO CLASS II TRUSTEE NOMINEES.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

1.	To re-elect two Class III Trustees

☐ FOR ALL NOMINEES	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ FOR ALL EXCEPT
Class III Nominees:
☐ Jonathan P. Carroll
☐ Julie Allecta

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED ON REVERSE SIDE

Your vote is important no matter how many shares you own.

Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope or vote by telephone in accordance with the instructions provided.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on June 25, 2021

The proxy statement for this meeting is available at: WWW.OKAPIVOTE.COM/SMM